Putnam
Ohio
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

This is the last letter to you and the other shareholders of Putnam Ohio Tax Exempt Income Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside.

In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

In one final piece of news, I am pleased to announce the appointment of Susan A. McCormack as your fund's manager. Before joining Putnam as a tax-exempt bond analyst in 1994, Susan was with Merrill Lynch. She has 13 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 19, 2000


Report from the Fund Manager

Susan A. McCormack

Volatility in municipal bond funds makes most investors uncomfortable and can, on occasion, prompt a reevaluation of investment choices. However, most people choose state-specific municipal bond funds to receive a steady monthly income free from federal and state income taxes. Your fund has continued to deliver this despite the impact of three interest-rate increases within the last six months.

While interest rates were rising, your fund's maturity structure was positioned slightly below other funds in its peer group, helping it to be less volatile than many other muncipal bond funds. However, municipal bond prices decline as interest rates rise and Putnam Ohio Tax Exempt Income Fund's returns for the six months ended November 30, 1999, reflect this relationship.

Total return for 6 months ended 11/30/99

      Class A                 Class B                   Class M
    NAV     POP             NAV     CDSC              NAV     POP
-------------------------------------------------------------------------
   -2.87%  -7.50%          -3.19%  -7.92%            -3.01%  -6.15%
-------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.


* MUNICIPAL YIELDS ON PAR WITH TREASURY YIELDS

If history tells us anything about bond investing, it is that buying a bond fund or staying in a bond fund after a bad year is often a smart thing to do. The bond market has endured its toughest year since 1994, but we believe that investors are faced with considerable opportunities just as they were following the bond bear markets of 1989 and 1994.

As of the middle of December, a long-term municipal bond offered a 6% yield, a superb level of tax-free income, almost 100% of the yield on long-term taxable Treasury bonds. Traditionally municipal bonds offer about 85% of the yield on long-term Treasury bonds. With inflation still remarkably low at 3% or less, after-tax and after-inflation income levels are the highest investors have seen in years.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/hospitals      19.9%

Education                  13.6%

Water and sewer            11.2%

Housing                    10.2%

Transportation              6.9%

Footnote reads:
*Based on net assets as of 11/30/99. Holdings will vary over time.


* FUND SEEKS TO LOCK IN HIGHER YIELDS, INCREASE DIVERSIFICATION

When the semiannual period began in June, we were buying intermediate-term bonds for the portfolio. However, as the yield curve steepened and interest rates rose, we began to sell the intermediate-term bonds and buy longer maturities to lock in the higher yields. Evidence of this strategy can be seen by the lengthening of the portfolio's average duration, which increased from 7.30 years to almost 8.30 years by the end of the period. Duration is a measure of the price sensitivity of holdings and reflects the portfolio's maturity structure.

In addition to Ohio municipal bonds, your fund is also able to invest in securities issued by the U.S. territory of Puerto Rico. Because of limited supply and selection in the Ohio municipal bond market, we took advantage of this flexibility during the period. Both the general obligation and revenue bonds from Puerto Rico are often insured by a municipal bond insurance agency or the government and as such, carry the highest possible credit rating.

We recently purchased a unique issue of revenue bonds from Franklin County intended to fund an American Chemical Society project. These bonds are backed by a trade association of chemical engineers who pay dues and produce industry publications that contribute to the society's large endowment. This bond carries an A-rating from S&P and contributes an attractive 5.80% coupon to the portfolio. Proceeds from this project will be used to build a computer center in Franklin County.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa/AA -- 7.0%

A -- 10.4%

Baa/BBB -- 18.4%

Ba/BB -- 7.7%

Aaa/AAA -- 56.5%

Footnote reads:
*As a percentage of market value as of 11/30/99. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* STRENGTH OF NATIONAL AND LOCAL ECONOMY BODES WELL FOR OHIO MUNI BONDS

Ohio has stayed at the forefront of economic development. In fact, for three of the last five years, Site Selection magazine named Ohio the number-one state in the nation in attracting new facilities, expansions, and manufacturing plants. Because the economy is strong and spending under control, the state's surplus is expected to be at least $400 million. These monies are committed to projects such as school buildings and technology. A burgeoning local economy enhances the security of general obligation and revenue bonds issued within the state.


"We are inclined to take slightly more risk in the portfolio while we concentrate on our two major themes of continuing to reduce the level of intermediate holdings and extending the price sensitivity of the portfolio."

-- Susan McCormack, manager,
Putnam Ohio Tax Exempt Income Fund


With the Fed's third and much anticipated move to increase interest rates in November, it has declared a neutral bias. For now, inflation seems to be under control. However, the threat of inflation and the strong economy will be the primary force driving volatility in both the bond and stock markets in the months ahead. The market was obsessed with inflation in 1999 and although inflation hasn't yet surfaced at an alarming rate, we could see further Fed tightening over the coming months if the economy doesn't begin to slow down.


Thousands of projects financed by just two types of bonds

Municipal bonds are the most important means of financing thousands of different public projects, but surprisingly, there are only two basic types of bonds. General obligation bonds (GOs), secured by the full faith and credit of the city or town, are repaid by either a limited or an unlimited tax on property. Cities and towns usually issue general obligation bonds for school, park, or public building projects. The voters in a community must approve each issue of general obligation bonds.

Revenue bonds, on the other hand, are secured by fees derived from tolls, charges or rents paid by the users of the facility. Highways, bridges, and water and sewage treatment plants are typical projects financed or improved by revenue bond proceeds. Industrial revenue bonds are issued through an Industrial Development Authority to finance projects for a private user (usually a corporation), that also guarantees repayment of the principal and interest. Hospital, dormitory, airport, and housing projects are commonly financed with industrial revenue bonds.


After three interest-rate hikes and the end of the Y2K uncertainty, we believe that the bond market's adverse behavior may be coming to an end in the first half of the year. As such, we are inclined to take slightly more risk in the portfolio while we concentrate on our two major themes of continuing to reduce the level of intermediate holdings and extending the price sensitivity of the portfolio. Both of these themes should also enhance monthly income levels. Please remember that volatile markets, though unpleasant, provide the opportunity to add yield, find exceptional credits, and improve call protection in your fund -- strategies that are very rewarding for shareholders over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Ohio Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.


TOTAL RETURN FOR PERIODS ENDED 11/30/99

                        Class A             Class B           Class M
(inception dates)      (10/23/89)          (7/15/93)          (4/3/95)
                     NAV        POP      NAV      CDSC      NAV      POP
-----------------------------------------------------------------------------
6 months            -2.87%     -7.50%   -3.19%   -7.92%    -3.01%   -6.15%
-----------------------------------------------------------------------------
1 year              -2.33      -6.96    -2.87    -7.48     -2.62    -5.79
-----------------------------------------------------------------------------
5 years             35.49      29.07    31.05    29.04     33.44    29.05
Annual average       6.26       5.24     5.56     5.23      5.94     5.23
-----------------------------------------------------------------------------
10 years            82.56      73.97    69.62    69.62     76.11    70.41
Annual average       6.20       5.69     5.43     5.43      5.82     5.47
-----------------------------------------------------------------------------
Life of fund        83.51      74.88    70.32    70.32     76.81    71.10
Annual average       6.20       5.69     5.41     5.41      5.80     5.46
-----------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/99

                                  Lehman
                            Brothers Municipal           Consumer
                                Bond Index             price index
-----------------------------------------------------------------------------
6 months                          -1.87%                  1.32%
-----------------------------------------------------------------------------
1 year                            -1.08                   2.68
-----------------------------------------------------------------------------
5 years                           43.85                  12.49
Annual average                     7.54                   2.38
-----------------------------------------------------------------------------
10 years                          97.86                  33.76
Annual average                     7.06                   2.95
-----------------------------------------------------------------------------
Life of fund                     101.32                  34.08
Annual average                     7.19                   2.95
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/99

                                   Class A        Class B        Class M
-----------------------------------------------------------------------------
Distributions (number)                6              6              6
-----------------------------------------------------------------------------
Income                            $0.223191      $0.194601      $0.210057
-----------------------------------------------------------------------------
Capital gains1                        --             --             --
-----------------------------------------------------------------------------
 Total                            $0.223191      $0.194601      $0.210057
-----------------------------------------------------------------------------
Share value:                    NAV      POP        NAV       NAV      POP
-----------------------------------------------------------------------------
5/31/99                        $8.99    $9.44      $8.98     $8.99    $9.29
-----------------------------------------------------------------------------
11/30/99                        8.51     8.93       8.50      8.51     8.80
-----------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------
Current dividend rate2          5.25%    5.01%      4.61%     4.95%    4.79%
-----------------------------------------------------------------------------
Taxable equivalent3             9.33     8.90       8.19      8.79     8.51
-----------------------------------------------------------------------------
Current 30-day SEC yield4       5.02     4.78       4.36      4.71     4.56
-----------------------------------------------------------------------------
Taxable equivalent3             8.92     8.49       7.75      8.37     8.10
-----------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 43.71% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/99 (most recent calendar quarter)

                          Class A             Class B           Class M
(inception dates)        (10/23/89)          (7/15/93)          (4/3/95)
                       NAV        POP      NAV      CDSC      NAV      POP
-----------------------------------------------------------------------------
6 months              -2.64%     -7.26%   -2.96%   -7.70%    -2.79%   -5.98%
-----------------------------------------------------------------------------
1 year                -3.69      -8.30    -4.33    -8.90     -3.98    -7.12
-----------------------------------------------------------------------------
5 years               30.84      24.61    26.69    24.69     28.83    24.66
Annual average         5.52       4.50     4.84     4.51      5.20     4.51
-----------------------------------------------------------------------------
10 years              79.11      70.68    66.49    66.49     72.73    67.16
Annual average         6.00       5.49     5.23     5.23      5.62     5.27
-----------------------------------------------------------------------------
Life of fund          81.42      72.88    68.28    68.28     74.75    69.11
Annual average         6.02       5.52     5.24     5.24      5.63     5.29
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Welcome to www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and
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The site can be accessed through any of the major online services (America
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New features will be added to the site regularly. So be sure to bookmark us at
http://www.putnaminv.com


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The fund's portfolio
November 30, 1999 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC                -- AMBAC Indemnity Corporation
FGIC                 -- Financial Guaranty Insurance Company
FHA Insd.            -- Federal Housing Administration Insured
FSA                  -- Financial Security Assurance
GNMA Coll.           -- Government National Mortgage Association Collateralized
G.O. Bonds           -- General Obligation Bonds
IFB                  -- Inverse Floating Rate Bonds
MBIA                 -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (96.9%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Ohio (88.2%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,000,000  Akron, G.O. Bonds, 6s, 12/1/12                                             A1          $    1,063,750
            875,000  Akron, Econ. Dev. Rev. Bonds, MBIA, 6s, 12/1/12                            Aaa                926,406
             70,000  Akron-Wilbeth, Hsg. Dev. Corp. 1st Mtge. Rev.
                       Bonds, FHA Insd., 7.9s, 8/1/03                                           A                   77,788
          1,700,000  Bedford, Hosp. Impt. Rev. Bonds (Bedford Cmnty.
                       Hosp. Inc.), 8 1/2s, 5/15/09                                             AAA/P            1,766,844
          1,500,000  Brecksville-Broadview Heights, City School Dist.
                       G.O. Bonds, FGIC, 6 1/2s, 12/1/16                                        Aaa              1,610,625
          5,000,000  Butler Cnty., Hosp. Impt. Rev. Bonds (Fort
                       Hamilton-Hughes), 7 1/2s, 1/1/10                                         Baa3             5,250,000
            525,000  Cincinnati, Student Loan Funding Corp. Rev.
                       Bonds, Ser. B, 8 7/8s, 8/1/08                                            BBB/P              536,813
                     Cleveland Urban Renewal Increment Rev.
                       Bonds (Rock & Roll Hall of Fame)
          1,900,000    6 3/4s, 3/15/18                                                          BBB-             1,952,250
          2,000,000    6 5/8s, 3/15/11                                                          BBB-/P           2,052,500
                     Cleveland, G.O. Bonds, MBIA
          1,255,000    5 3/4s, 8/1/15                                                           Aaa              1,287,944
          1,000,000    5 3/4s, 8/1/14                                                           Aaa              1,031,250
          2,000,000    5 3/4s, 8/1/11                                                           Aaa              2,085,000
          2,500,000  Cleveland, Arpt. Rev. Bonds (Continental
                       Airlines, Inc.), 5 3/8s, 9/15/27                                         Ba2              2,043,750
          2,500,000  Cleveland, City School Dist. G.O. Bonds,
                       8 1/4s, 12/1/08                                                          Aaa              2,734,375
          2,500,000  Cleveland, Pkg. Fac. Impt. Rev. Bonds, 8s, 9/15/12                         BB               2,768,750
          2,095,000  Cleveland, Pub. Pwr. Syst. Rev. Bonds, MBIA,
                       4 3/4s, 11/15/16                                                         Aaa              1,846,219
                     Cleveland, Waterworks 1st Mtge. Rev. Bonds
          2,000,000    Ser. F-92A, AMBAC, 6 1/2s, 1/1/21                                        Aaa              2,117,500
          7,950,000    Ser. G, MBIA, 5 1/2s, 1/1/13                                             Aaa              8,049,375
          1,350,000  Cleveland-Cuyahoga Cnty., Port Auth. Rev. Bonds
                       (Rock & Roll Hall of Fame), 5.2s, 12/1/03                                BBB-/P           1,343,250
          5,050,000  Cuyahoga Cnty., Hosp. Rev. Bonds (Cleveland-
                       Fairview Gen. Hosp. & Lutheran Med. Ctr.),
                       MBIA, 6 1/4s, 8/15/10                                                    Aaa              5,321,438
          4,500,000  Dayton, Fac. Rev Bonds (Emery Air Freight),
                       Ser. A, 5 5/8s, 2/1/18                                                   BBB              4,111,875
          3,500,000  Delaware Cnty., Swr. Dist. Impt. G.O. Bonds,
                       MBIA, 4 3/4s, 12/1/24                                                    Aaa              2,896,250
          1,300,000  Dublin, G.O. Bonds, Ser. B, 6.4s, 12/1/14                                  Baa2             1,399,359
          1,300,000  Franklin Cnty., Convention Fac. Auth. Tax & Lease
                       Rev. Bonds, MBIA, 7s, 12/1/19                                            Aaa              1,363,427
                     Franklin Cnty., Hlth. Care Fac. Rev. Bonds
          2,480,000    (Holy Cross Hlth. Syst.), 5 7/8s, 6/1/21                                 Aa3              2,393,200
          1,750,000    (Friendship Dublin), 5 5/8s, 11/1/22                                     BBB+/P           1,579,375
          1,500,000    (OH Presbyterian Svcs.), 5 1/2s, 7/1/21                                  BBB-/P           1,260,000
          2,000,000  Franklin Cnty., OH Dev. Rev. Bonds
                       (Amern Chem. Society), 5.8s, 10/1/14                                     A                1,997,500
          2,750,000  Hamilton Cnty., Hlth. Syst. Rev. Bonds
                       (Providence Hosp.), 6 7/8s, 7/1/15                                       Aaa              2,959,688
          2,000,000  Hamilton Cnty., Sales Tax Rev. Bonds (Hamilton
                       Cnty. Football), Ser. B, MBIA, 5s, 12/1/27                               Aaa              1,737,500
          1,800,000  Huran Cnty., Human Svcs. Rev. Bonds, MBIA,
                       6.55s, 12/1/20                                                           Aaa              1,955,250
          1,320,000  Kirkland, G.O. Bonds, AMBAC, 7 1/2s, 12/1/16                               Aaa              1,425,600
            340,309  Lake Cnty., Indl. Dev. Rev. Bonds (Madison Inn
                       Hlth. Ctr.), FHA Insd., 12s, 5/1/14                                      A-                 350,576
          1,000,000  Lakota, Local School Dist. Rev. Bonds,
                       AMBAC, 7s, 12/1/10                                                       Aaa              1,150,000
          1,910,000  Lorain Cnty., Elderly Hsg. Corp. Multi-Fam.
                       Rev. Bonds (Harr Plaza & Intl.), Ser. A,
                       6 3/8s, 7/15/19                                                          A                1,926,713
                     Lorain Cnty., Fac. Rev. Bonds (Laurel Lake)
          1,500,000    7.3s, 12/15/14                                                           BB-/P            1,560,000
          1,750,000    7 1/8s, 12/15/18                                                         BB-/P            1,804,688
          5,325,000  Lorain Cnty., Hosp. Rev. Bonds (EMH Regl.
                       Med. Ctr.), AMBAC, 7 3/4s, 11/1/13                                       Aaa              6,083,813
          3,100,000  Lucas Cnty., Indl. Dev. Rev. Bonds (Kroger Co.),
                       8 1/2s, 7/1/11                                                           Baa3             3,313,125
                     Marion Cnty., Hlth. Care Fac. Rev. Bonds
                       (United Church Homes)
          3,770,000    6 3/8s, 11/15/10                                                         BBB-             3,788,850
          2,000,000    6.3s, 11/15/15                                                           BBB/P            1,977,500
          1,205,000  Massillon, Rev. Bonds (Lincoln Ctr. Phase II),
                       AMBAC, 6.95s, 12/1/10                                                    Aaa              1,340,563
          2,700,000  Miami, Cnty., Hosp. Fac. Rev. Bonds
                       (Upper Valley Med. Ctr.), Ser. A, 6 3/8s, 5/15/26                        Baa              2,639,250
                     Montgomery Cnty., Hlth. Syst. Rev. Bonds
            280,000    Ser. B-1, 8.1s, 7/1/18                                                   A2                 310,100
          1,720,000    Ser. B-1, 8.1s, 7/1/18, Prerefunded                                      Aaa              2,048,950
            580,000  Montgomery Cnty., Hosp. Rev. Bonds
                       (Grandview Hosp. & Med Ctr.), 5.6s, 12/1/11                              BBB-               566,225
          3,000,000  North Olmsted, G.O. Bonds, AMBAC, 6.2s, 12/1/11                            Aaa              3,251,250
            835,000  Northwestern, School Dist. Rev. Bonds
                       (Wayne & Ashland Cntys. School Impt.),
                       FGIC, 7.2s, 12/1/10                                                      Aaa                973,819
                     OH Hsg. Fin. Agcy. Mtge. Rev. Bonds
          6,100,000    Ser. 25, 8.05s, 3/1/29 (acquired 9/24/97,
                       cost $6,815,530) (RES)                                                   AAA/P            6,130,500
          2,955,000    Ser. A, GNMA Coll., 6.05s, 9/1/17                                        AAA              2,969,775
          2,620,000  OH Hsg. Fin. Agcy. Rev. Bonds, Ser. B,
                       GNMA Coll., 5 5/8s, 9/1/17                                               AAA              2,511,925
                     OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB,
                       GNMA Coll.
          3,250,000    Ser. G-2, 10.396s, 3/2/23                                                Aaa              3,599,375
          3,714,000    Ser. A-2, 8.858s, 3/24/31                                                Aaa              3,955,410
                     OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
            320,000    Ser. C, GNMA Coll., 7.85s, 9/1/21                                        AAA                330,349
             95,000    Ser. 85-A, FGIC, 1/15/15                                                 Aaa                 21,494
                     OH State Air Quality Dev. Auth. Rev. Bonds
                       (Poll. Control)
          5,000,000    Ser. B, 6s, 8/1/20                                                       Ba1              4,637,500
          2,500,000    Ser. A, 5.95s, 5/15/29                                                   Baa2             2,365,625
                     OH State Econ. Dev. Rev. Bonds
          5,750,000  OH State Ed. Rev. Bonds, Ser. A-1, AMBAC,
                       5.85s, 12/1/19                                                           Aaa              5,627,813
          1,500,000  OH State Env. Impt. Rev. Bonds (USX Corp.),
                       5 5/8s, 5/1/29                                                           Baa2             1,314,375
                     OH State Higher Ed. Fac. Rev. Bonds
          4,500,000    (Case Western Reserve U.), 6 1/4s, 10/1/18                               Aa3              4,736,250
          1,000,000    (Case Western Reserve U.), 6s, 10/1/14                                   Aa3              1,036,250
          1,630,000    (Oberlin College), 5 1/4s, 10/1/14                                       AA               1,597,400
          2,000,000    (Oberlin College), 5s, 10/1/29                                           AA               1,707,500
          3,000,000    (Northern U.), 4 3/4s, 5/1/19                                            A2               2,520,000
          1,800,000  OH State Indl. Dev. Auth. Rev. Bonds
                       (Kroger Co.), 8.65s, 6/1/11                                              Baa3             1,923,750
          3,350,000  OH State Poll. Control Rev. Bonds
                       (Standard Oil Co.), 6 3/4s, 12/1/15                                      Aa3              3,743,625
          1,385,000    (Sponge, Inc.), Ser. 5-A, 8 3/8s, 6/1/14                                 A-               1,420,511
            585,000    (Superior Forge & Steel Corp.), Ser. 3,
                       7 5/8s, 6/1/11                                                           A-                 598,500
                     OH State, Tpk. Comm. Rev. Bonds, Ser. B, FGIC
          1,000,000    5 1/4s, 2/15/11                                                          Aaa                998,750
          2,000,000    5 1/4s, 2/15/10                                                          Aaa              2,015,000
          7,000,000    4 3/4s, 2/15/28                                                          Aaa              5,783,750
                     OH State Wtr. Dev. Auth. Solid Waste Disp.
                       Rev. Bonds
          5,700,000    (North Star Broken Hill Steel), 6.45s, 9/1/20                            A2               5,856,750
          2,500,000    (Bay Shore Power Co.), Ser. A, 5 7/8s, 9/1/20                            BB-/P            2,271,875
                     Sandusky Cnty., Hosp. Fac., Rev. Bonds
                       (Memorial Hosp.)
            830,000    5.15s, 1/1/10                                                            BBB-               753,225
            500,000    5.15s, 1/1/08                                                            BBB-               467,500
            685,000    5.05s, 1/1/07                                                            BBB-               643,044
          2,260,000  Sprigboro Cmnty., City School Dist. G.O. Bonds,
                       AMBAC, 6s, 12/1/11                                                       Aaa              2,409,725
          1,500,000  Toledo, G.O. Bonds (Macys), Ser. A, MBIA,
                       6.35s, 12/1/25                                                           Aaa              1,543,125
          2,925,000  Toledo Swr. Syst. Mtge. Rev. Bonds, AMBAC,
                       6.2s, 11/15/12 (SEG)                                                     Aaa              3,166,313
          1,175,000  Toledo, Waterworks Mtge. Rev. Bonds, AMBAC,
                       6.2s, 11/15/12                                                           Aaa              1,271,938
          3,200,000  Toledo-Lucas Cnty., Rev. Bond (Lodging
                       Tax-Convention Ctr.), MBIA, 5.7s, 10/1/15                                A                3,224,000
          1,100,000  Tuscarawas Cnty., Hosp. Fac. Rev. Bonds
                       (Union Hosp.), Ser. A, 6 1/2s, 10/1/21                                   Baa3             1,080,750
          1,000,000  Twin Valley, Cmnty. Local School Dist. Rev. Bonds,
                       FGIC, 7.05s, 12/1/11                                                     Aaa              1,153,750
          1,850,000  Washington Cnty., Hlth. Care Fac. Rev. Bonds
                       (Glenwood Retirement Cmnty.), 6.35s, 10/1/27                             BB-/P            1,734,375
                     Westerville, City School Dist. Rev. Bonds
                       (School Impt.)
          1,610,000    6 1/4s, 12/1/09                                                          A3               1,754,900
          1,590,000    6 1/4s, 12/1/08                                                          A3               1,721,175
          3,000,000  Woodridge, School Dist. Rev. Bonds, AMBAC,
                       6.8s, 12/1/14                                                            Aaa              3,397,500
                     Zanesville, Hsg. Dev. Corp. Mtge. Rev. Bonds,
                       FHA Insd.
            220,000    7 3/8s, 10/1/21                                                          Aaa                259,325
            205,000    7 3/8s, 10/1/20                                                          Aaa                241,131
            185,000    7 3/8s, 10/1/19                                                          Aaa                217,838
            180,000    7 3/8s, 10/1/18                                                          Aaa                213,075
            160,000    7 3/8s, 10/1/17                                                          Aaa                189,200
            155,000    7 3/8s, 10/1/16                                                          Aaa                182,706
                                                                                                            --------------
                                                                                                               199,328,920

Puerto Rico (8.7%)
--------------------------------------------------------------------------------------------------------------------------
                     Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
                       Bonds, MBIA
          1,350,000    Ser. Q, 7 3/4s, 7/1/16                                                   AAA              1,407,439
          1,000,000    Ser. Z, 6 1/4s, 7/1/15                                                   Aaa              1,081,250
          4,000,000    Ser. W, 5 1/2s, 7/1/15                                                   Aaa              4,010,000
          4,180,000  Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                       FSA, 6s, 7/1/11                                                          Aaa              4,514,400
                     Cmnwlth. of PR, Pub. Bldg. Auth. Fac. Rev. Bonds,
                       Ser. A, AMBAC
          1,100,000    6 1/4s, 7/1/15                                                           Aaa              1,189,375
          1,440,000    6 1/4s, 7/1/12                                                           Aaa              1,580,400
          3,875,000    6 1/4s, 7/1/11                                                           Aaa              4,267,337
          1,400,000  Cmnwlth. of PR, Tel. Auth. IFB, MBIA,
                       6.307s, 1/16/15                                                          Aaa              1,520,750
                                                                                                            --------------
                                                                                                                19,570,951
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $222,725,251) (b)                                              $  218,899,871
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $225,890,632.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at Report
      November 30, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $222,725,251, resulting in gross unrealized appreciation and depreciation of $4,723,732 and $8,549,112, respectively, or net unrealized depreciation of $3,825,380.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      November 30, 1999 was $6,130,500 or 2.7% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1999.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates are the current interest rates at November 30, 1999.

      The fund had the following industry group concentrations greater than 10% at November 30, 1999 (as a percentage of net assets):

          Health care       19.9%
          Education         13.6
          Water and sewer   11.2
          Housing           10.2

      The fund had the following insurance concentrations greater than 10% at November 30, 1999 (as a percentage of net assets):

          MBIA              18.3%
          AMBAC             17.0


-------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1999
                                     Aggregate Face     Expiration  Unrealized
                         Total Value      Value            Date    Depreciation
-------------------------------------------------------------------------------
Municipal Bond Index
(Long)                   $1,980,000    $1,994,962         Dec-99     $(14,962)
Municipal Bond Index
(Long)                    1,029,057     1,029,678         Mar-00         (621)
-------------------------------------------------------------------------------
                                                                     $(15,583)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $222,725,251) (Note 1)                                            $218,899,871
-----------------------------------------------------------------------------------------------
Cash                                                                                    731,651
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        4,394,052
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   79,660
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        3,044,150
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          11,877
-----------------------------------------------------------------------------------------------
Total assets                                                                        227,161,261

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   633,282
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              193,989
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            287,668
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               17,482
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            10,528
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,058
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   97,263
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   29,359
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,270,629
-----------------------------------------------------------------------------------------------
Net assets                                                                         $225,890,632

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $232,548,558
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            228,304
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (3,045,267)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (3,840,963)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $225,890,632

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($169,949,218 divided by 19,977,466 shares)                                               $8.51
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.51)*                                    $8.93
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($54,012,284 divided by 6,357,087 shares)+                                                $8.50
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,929,130 divided by 226,772 shares)                                                    $8.51
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.51)**                                   $8.80
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1999 (Unaudited)
Tax exempt interest income:                                                        $  7,015,728
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        590,209
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          127,026
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         5,678
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,128
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   177,470
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   242,066
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     4,877
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                      89
-----------------------------------------------------------------------------------------------
Auditing                                                                                 21,899
-----------------------------------------------------------------------------------------------
Legal                                                                                     4,226
-----------------------------------------------------------------------------------------------
Postage                                                                                   5,986
-----------------------------------------------------------------------------------------------
Other                                                                                    17,485
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,200,139
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (49,710)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,150,429
-----------------------------------------------------------------------------------------------
Net investment income                                                                 5,865,299
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Note 1)                                              (334,913)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                          74,958
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period            (12,951,042)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (13,210,997)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $ (7,345,698)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                    November 30          May 31
                                                                                          1999*            1999
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  5,865,299    $ 11,751,702
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                       (259,955)       (837,341)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                          (12,951,042)     (4,190,232)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                      (7,345,698)      6,724,129
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (4,548,221)     (9,425,652)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,270,243)     (2,470,336)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (46,656)       (106,111)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                                  --      (1,445,356)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --        (436,726)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --         (17,894)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                         (7,830,553)     12,078,385
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (21,041,371)      4,900,439

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 246,932,003     242,031,564
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $228,304 and $228,125, respectively)                                     $225,890,632    $246,932,003
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                         Nov. 30
operating performance           (Unaudited)                                     Year ended May 31
----------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996             1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.99            $9.26            $8.99            $8.76            $8.95            $8.80
----------------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                .22              .46(a)           .47              .46              .48              .52
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.48)            (.19)             .27              .23             (.19)             .15
----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.26)             .27              .74              .69              .29              .67
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.22)            (.47)            (.47)            (.46)            (.48)            (.51)
----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --             (.07)              --               --               --             (.01)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.22)            (.54)            (.47)            (.46)            (.48)            (.52)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.51            $8.99            $9.26            $8.99            $8.76            $8.95
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             (2.87)*           2.93             8.35             8.05             3.30             8.04
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $169,949         $186,170         $186,130         $185,030         $186,633         $193,176
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .43*             .91(a)           .98              .98              .96              .93
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.57*            4.96(a)          5.06             5.22             5.39             5.97
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               .87*            7.80            31.07            33.92            33.23            66.29
----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $0.01 per share for class A, class B and class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                         Nov. 30
operating performance           (Unaudited)                                     Year ended May 31
----------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996             1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.98            $9.25            $8.98            $8.75            $8.94            $8.79
----------------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                .19              .40(a)           .41              .41              .42              .46
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.48)            (.20)             .27              .22             (.19)             .16
----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.29)             .20              .68              .63              .23              .62
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.19)            (.40)            (.41)            (.40)            (.42)            (.46)
----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --             (.07)              --               --               --             (.01)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.19)            (.47)            (.41)            (.40)            (.42)            (.47)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.50            $8.98            $9.25            $8.98            $8.75            $8.94
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             (3.19)*           2.27             7.65             7.35             2.63             7.39
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $54,012          $58,763          $53,689          $47,050          $41,655          $32,847
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .75*            1.56(a)          1.63             1.63             1.61             1.58
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.24*            4.31(a)          4.40             4.56             4.71             5.24
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               .87*            7.80            31.07            33.92            33.23            66.29
----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $0.01 per share for class A, class B and class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended                                                                          For the period
Per-share                         Nov. 30                                                                         April 3, 1995+
operating performance           (Unaudited)                             Year ended May 31                           to May 31
----------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996           1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.99            $9.26            $9.00            $8.76            $8.95          $8.76
----------------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                .21              .43(a)           .43              .44              .45            .08
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.48)            (.19)             .27              .23             (.18)           .19
----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.27)             .24              .70              .67              .27            .27
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.21)            (.44)            (.44)            (.43)            (.46)          (.08)
----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --             (.07)              --               --               --             --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.21)            (.51)            (.44)            (.43)            (.46)          (.08)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.51            $8.99            $9.26            $9.00            $8.76          $8.95
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             (3.01)*           2.62             7.90             7.85             3.00           3.05*
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,929           $1,998           $2,212             $911             $495             $1
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .58*            1.21(a)          1.28             1.28             1.27            .20*
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.42*            4.67(a)          4.76             4.87             4.85            .89*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               .87*            7.80            31.07            33.92            33.23          66.29
----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $0.01 per share for class A, class B and class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).



Notes to financial statements
November 30, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Ohio Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of Ohio tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1999, the fund had a capital loss carryover of approximately $876,000 available to offset future net capital gain, if any, which will expire on May 31, 2007.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, 0.33% thereafter. Effective August 1, 1998, the Trustees approved a management fee waiver of 0.10% on each tier. On June 4, 1999, the Trustees approved a management fee schedule that became effective on July 1, 1999 based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the initial tiers mentioned above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1999, fund expenses were reduced by $49,710 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $548 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $8,979 and $184 from the sale of class A and class M shares, respectively and $71,592 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $474 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,994,000 and $10,303,836, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended November 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        503,686        $ 4,408,975
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distribution                                       318,619          2,768,324
-----------------------------------------------------------------------------
                                                   822,305          7,177,299

Shares
repurchased                                     (1,548,122)       (13,459,250)
-----------------------------------------------------------------------------
Net decrease                                      (725,817)       $(6,281,951)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,266,802       $ 20,801,502
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distribution                                       760,646          6,988,613
-----------------------------------------------------------------------------
                                                 3,027,448         27,790,115

Shares
repurchased                                     (2,429,366)       (22,308,499)
-----------------------------------------------------------------------------
Net increase                                       598,082        $ 5,481,616
-----------------------------------------------------------------------------

                                           Six months ended November 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        425,226        $ 3,688,237
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       86,226            748,085
-----------------------------------------------------------------------------
                                                   511,452          4,436,322

Shares
repurchased                                       (697,449)        (6,022,959)
-----------------------------------------------------------------------------
Net decrease                                      (185,997)       $(1,586,637)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,323,926        $12,139,233
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      192,803          1,768,836
-----------------------------------------------------------------------------
                                                 1,516,729         13,908,069

Shares
repurchased                                       (780,555)        (7,157,724)
-----------------------------------------------------------------------------
Net increase                                       736,174        $ 6,750,345
-----------------------------------------------------------------------------

                                           Six months ended November 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         14,016          $ 120,199
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        2,994             26,008
-----------------------------------------------------------------------------
                                                    17,010            146,207

Shares
repurchased                                        (12,508)          (108,172)
-----------------------------------------------------------------------------
Net increase                                         4,502          $  38,035
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         70,010          $ 644,169
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       10,419             95,796
-----------------------------------------------------------------------------
                                                    80,429            739,965

Shares
repurchased                                        (97,161)          (893,541)
-----------------------------------------------------------------------------
Net decrease                                       (16,732)         $(153,576)
-----------------------------------------------------------------------------


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]**

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Jerome J. Jacobs
Vice President

Stephen Oristaglio
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Arizona Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA053 57660 848/240/130 1/00